Exhibit 99.1

Investor Contact:	Press Contact:
Nik Singhal	Brian Beades
212.810.5427	212.810.5596

BlackRock Capital Investment Corporation Announces Change to Virtual Meeting for the Annual Meeting of Stockholders to be Held on May 1, 2020

New York, April 16, 2020 – BlackRock Capital Investment Corporation (NASDAQ:BKCC) (“BCIC” or the “Company,” “we,” “us” or “our”) announced today additional information regarding the Annual Meeting of stockholders of BCIC to be held on May 1, 2020 at 10:00 a.m., Eastern Time (the “Annual Meeting”). Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of BCIC’s stockholders, officers and other personnel, the Annual Meeting will be held in virtual format only.

As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record of BCIC as of the close of business on March 2, 2020 (“Record Date Stockholders”) are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof. A Record Date Stockholder who wishes to attend the Annual Meeting must follow the directions below and use the following link: www.meetingcenter.io/203192825.

A Record Date Stockholder who wishes to attend the Annual Meeting must email Computershare at Maura.Stanley@computershare.com, or call Computershare at 201-680-3695, in order to register to attend the Annual Meeting, obtain the password to access the Annual Meeting and verify that you were a stockholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on April 27, 2020. Record Date Stockholders registering to attend the Annual Meeting will receive a confirmation email regarding registration.

If a Record Date Stockholder holds shares through a bank, broker or other nominee (a “Street Name Record Date Stockholder”), and wishes to attend and vote at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a legal proxy form. Once you have received a valid legal proxy from your broker, bank or other agent, it should be emailed to Computershare at legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line or you may call Computershare at 866-333-6433 for further instructions. Please include proof from your broker, bank or other agent of your valid proxy (e.g., an e-mail from a broker or an image of the legal proxy). You will then receive a confirmation of your registration, with a control number, by email from Computershare. Street Name Record Date Stockholders who do not provide a valid legal proxy, but provide other satisfactory evidence of their ownership of shares as of the record date for the Annual Meeting, will be able to attend the Annual Meeting as a guest but will not receive a control number and will not be able to vote at the Annual Meeting.

Whether or not a Record Date Stockholder plans to attend the Annual Meeting, the Board of Directors of BCIC recommends that Record Date Stockholders vote their shares by indicating their voting instructions on the proxy card or voting instruction form they previously received and signing, dating and returning the card/form in the postage-paid envelope provided, or by recording their voting instructions by telephone or via the Internet. The proxy card or voting instruction form previously received by Record Date Stockholders will not be updated to reflect that the Annual Meeting will be held in virtual format and may continue to be used to vote a Record Date Stockholder’s shares in connection with the Annual Meeting.

Additional Information about the Annual Meeting and Where to Find It

The proxy materials contain important information; please read them carefully. Copies of the Proxy Statement are available for free on the Securities and Exchange Commission’s website at www.sec.gov or by visiting www.blackrockbkcc.com or calling BCIC’s proxy solicitor at 1-800-868-1391.